POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $300,000,000 of debt securities, common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 25th day of September, 1997.

                                                      /s/ James Q. Crowe
                                                     _______________________
                                                     James Crowe

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $300,000,000 of debt securities, common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of September, 1997.

                                                        /s/ Joseph Auerbach
                                                       _______________________
                                                       Joseph Auerbach

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $300,000,000 of debt securities, common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of September, 1997.

                                                       /s/ W. Grant Gregory
                                                       _________________________
                                                       W. Grant Gregory

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $300,000,000 of debt securities, common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 22nd day of September, 1997.

                                                        /s/ Rick Inatome
                                                        ______________________
                                                        Rick Inatome

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $300,000,000 of debt securities, common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 29th day of September, 1997.

                                                     /s/ Joseph Inatome
                                                     _________________________
                                                     Joseph Inatome

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $300,000,000 of debt securities, common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of September, 1997.

                                                        /s/ Gary Schwendiman
                                                        _______________________
                                                        Gary Schwendiman

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as her true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for her and in her name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $300,000,000 of debt securities, common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 25th day of September, 1997.

                                                     /s/ Linda Wilson
                                                    _______________________
                                                    Linda Wilson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of InaCom Corp. constitutes and appoints each of Bill L. Fairfield and David C. Guenthner as his true and lawful attorney-in-fact and agent, with each having full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities, to execute a registration statement on Form S-3 for the registration under the Securities Act of 1933 of up to $300,000,000 of debt securities, common stock and preferred stock of InaCom Corp. and any and all amendments and post-effective amendments and supplements to the registration statement and any and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto each of such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 24th day of September, 1997.

                                      /s/ Mogens C. Bay
                                      _______________________
                                      Mogens Bay